Exhibit 99.1

Letter of Transmittal and Consent
To Tender For Exchange and Give Consents In Respect
of
9 7/8% senior subordinated notes due 2011
of
InSight Health Services Corp.
Pursuant to the Prospectus and Solicitation Statement Dated          , 2007

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON          , 2007, UNLESS EXTENDED BY INSIGHT HEALTH SERVICES HOLDINGS CORP. (THE “COMPANY”) IN ITS SOLE DISCRETION (SUCH DATE, AS IT MAY BE EXTENDED, THE “TENDER EXPIRATION DATE”). IF YOU DESIRE TO TENDER YOUR NOTES IN THE EXCHANGE OFFER, YOU MUST CONSENT TO THE PROPOSED AMENDMENTS. YOU MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES AND YOU MAY NOT REVOKE CONSENTS WITHOUT WITHDRAWING THE NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER. TENDERS MAY NOT BE WITHDRAWN AT ANY TIME, UNLESS IT IS A TENDER BY A HOLDER WHO HAS ENTERED INTO A LOCKUP AGREEMENT WITH THE COMPANY WHICH MAY BE WITHDRAWN IN CONNECTION WITH SUCH HOLDER’S TERMINATION OF ITS OBLIGATIONS THEREUNDER. IN THE EVENT OF SUCH A WITHDRAWAL THE TENDER MUST BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE TENDER EXPIRATION DATE.

The exchange agent for the exchange offer and consent solicitation is:

U.S. Bank Trust National Association

By Registered or Certified Mail,
By Hand or Overnight Delivery:

60 Livingston Avenue
St. Paul, Minnesota 55107

By Facsimile Transmission:	To Confirm By Telephone or For Information:
(651) 495-8158	(800) 934-6802

The solicitation and information agent is:

CapitalBridge

111 River Street, 10th Fl.
Hoboken, NJ 07030
Tel: (877) 746-3583
Fax: (201) 499-3600
Attention: Aaron Dougherty

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THE PROSPECTUS AND SOLICITATION STATEMENT AND IN THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

List below the Senior Subordinated Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed to this Letter of Transmittal.

DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED
PRINCIPAL
AMOUNT
		AGGREGATE	TENDERED AND
		PRINCIPAL	AS TO WHICH
NAME(S) AND ADDRESS(ES)	CERTIFICATE	AMOUNT	CONSENTS ARE
OF REGISTERED HOLDER(S)	NUMBER(S)	TENDERED[1]	GIVEN

TOTAL PRINCIPAL AMOUNT TENDERED
[1] Unless otherwise indicated in the column labeled “Principal Amount Tendered and as to Which Consents are Given” and subject to the terms and conditions of the Exchange Offer, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Senior Subordinated Notes indicated in the column labeled “Aggregate Principal Amount Tendered.”

By signing this Letter of Transmittal and Consent (this “Letter of Transmittal”), the undersigned acknowledges receipt of the Prospectus and Solicitation Statement, dated          , 2007, (the “Prospectus and Solicitation Statement”) of the Company and this Letter of Transmittal, which together constitute (i) the Company’s offer (the “Exchange Offer”) to exchange an aggregate of 7,780,000 shares of its common stock, par value $0.001 per share, for $56,283,437.50 aggregate principal amount of the 9 7/8% senior subordinated notes due 2011 (the “Senior Subordinated Notes”) of the Company’s wholly-owned subsidiary, InSight Health Services Corp. (“InSight”), and (ii) the Company’s solicitation of consents (the “Consent Solicitation”) of each holder of the Senior Subordinated Notes to the adoption of certain amendments (the “Amendments”) to certain provisions of the indenture, dated as of October 30, 2001, as supplemented from time to time, among the Company, InSight, each subsidiary of InSight party thereto as a guarantor and U.S. Bank Trust National Association, as Trustee (the “Indenture”) described in the Prospectus and Solicitation Statement. The proposed Amendments to the Indenture will be set forth in a supplemental indenture (the “Supplemental Indenture”) to the Indenture. The Trustee under the Indenture is referred to herein as the “Indenture Trustee.”

The undersigned hereby tenders the Senior Subordinated Notes described above under the heading “Description of Senior Subordinated Notes Tendered” pursuant to the terms and conditions described in the Prospectus and Solicitation Statement and this Letter of Transmittal. The undersigned is the registered owner of all the Senior Subordinated Notes described above and the undersigned represents that it has received from each beneficial owner of Senior Subordinated Notes (“Beneficial Owners”) a duly completed and executed form of “Instructions to Registered Holder Depository Trust Company Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used by a holder of Senior Subordinated Notes if certificates representing Senior Subordinated Notes are to be forwarded herewith.

Any Beneficial Owner whose Senior Subordinated Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Senior Subordinated Notes promptly and instruct such registered holder of Senior Subordinated Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Senior Subordinated Notes, either make appropriate arrangements to register ownership of the Senior Subordinated Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Senior Subordinated Notes. The transfer of record ownership may take considerable time.

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at the Depository Trust Company (“DTC”) can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible, by electronically transmitting their acceptance through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s DTC account. DTC will then send an agent’s message to the Exchange Agent for its acceptance. Delivery of the agent’s message will satisfy the terms of the Exchange Offer and Consent Solicitation as to execution and delivery of a Letter of Transmittal by the participant identified in the agent’s message. ACCORDINGLY, THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

Holders who desire to tender their Senior Subordinated Notes for exchange and (i) whose Senior Subordinated Notes are not immediately available, (ii) who cannot deliver their Senior Subordinated Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Tender Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Senior Subordinated Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus and Solicitation Statement entitled “Procedures for Tendering Your Senior Subordinated Notes and Delivering Your Consent to the Proposed Amendments” and in Instruction 2 of this Letter of Transmittal entitled “Delivery of This Letter of Transmittal and Senior Subordinated Notes: Guaranteed Delivery Procedures.”

Holders of Senior Subordinated Notes who wish to tender Senior Subordinated Notes for exchange must (i) complete the box above entitled “Description of Senior Subordinated Notes Tendered,” (ii) complete the box entitled “Method of Tender and Delivery,” (iii) complete and sign the box below entitled “Tendering Holder(s) Sign Here,” (iv) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, and (v) complete and sign the Substitute Form W-9 provided herein. If only those items are completed, such holder of Senior Subordinated Notes will have tendered for exchange all Senior Subordinated Notes listed in the box entitled “Description of Senior Subordinated Notes Tendered” above. If the holder of Senior Subordinated Notes is the nominee of more than one Beneficial Owner of Senior Subordinated Notes, and all Beneficial Owners represented by such nominee do not wish to tender for exchange all of their Senior Subordinated Notes, such holder of Senior Subordinated Notes should refer to Instruction 4.

EACH HOLDER SHOULD READ THE DETAILED INSTRUCTIONS BEGINNING ON PAGE 9 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

HOLDERS WHO VALIDLY TENDER SENIOR SUBORDINATED NOTES PRIOR TO THE TENDER EXPIRATION DATE WILL BE DEEMED TO HAVE DELIVERED CONSENTS TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH SENIOR SUBORDINATED NOTES. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR SENIOR SUBORDINATED NOTES.

BY SIGNING THIS LETTER EACH HOLDER HEREBY AUTHORIZES THE SOLICITATION AND INFORMATION AGENT OR ITS NOMINEE, AS THE CASE MAY BE, TO COMPLETE AND SIGN A BALLOT ACCEPTING THE PREPACKAGED PLAN IN THE EVENT THAT SUCH HOLDER TENDERS ITS SENIOR SUBORDINATED NOTES PURSUANT TO THIS LETTER AND DOES NOT OTHERWISE SUBMIT A BALLOT WITH RESPECT TO THE PREPACKAGED PLAN.

METHOD OF TENDER AND DELIVERY

1. ☐	CHECK HERE IF TENDERED SENIOR SUBORDINATED NOTES ARE ENCLOSED HEREWITH.

2. ☐	CHECK HERE IF TENDERED SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder(s): _ _

     Date of Execution of Notice of Guaranteed Delivery: _ _

     Window Ticket Number (if available): _ _

     Name of Eligible Guarantor Institution which Guaranteed Delivery: _ _

     Account Number with DTC (if delivered by book-entry transfer): _ _

     Transaction Code Number: _ _

     Principal Amount of Senior Subordinated Notes Tendered: _ _

3. ☐	CHECK HERE IF TENDERED SENIOR SUBORDINATED NOTES BEING DELIVERED ARE HELD BY YOU AS A NOMINEE FOR BENEFICIAL OWNER(S) WHO HAVE INSTRUCTED YOU TO TENDER ALL OF THE SENIOR SUBORDINATED NOTES OWNED BY SUCH BENEFICIAL OWNER(S).

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Solicitation Statement, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the Senior Subordinated Notes indicated in the table above entitled “Description of Senior Subordinated Notes Tendered” under the column heading “Principal Amount Tendered and as to Which Consents are Given” (or, if nothing is indicated therein, with respect to the entire principal amount of Senior Subordinated Notes described in such table) and consents to the proposed Amendments, and to the execution by the Indenture Trustee of the Supplemental Indenture effecting the Amendments, in each case with respect to the aggregate principal amount of Senior Subordinated Notes tendered. The undersigned acknowledges and agrees that the tender of Senior Subordinated Notes made hereby may not be withdrawn (nor may the consent made hereby be revoked) unless it is a tender by a holder who has entered into a lockup agreement with the Company which may be withdrawn in connection with such holder’s termination of its obligations thereunder. Terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus and Solicitation Statement.

Subject to, and effective upon, the acceptance for exchange of all or any portion of the Senior Subordinated Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation (including, if the Exchange Offer and Consent Solicitation is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to such Senior Subordinated Notes as are being tendered herewith. The undersigned hereby constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Senior Subordinated Notes with respect to such Senior Subordinated Notes, with full powers of substitution and revocation, to (i) deliver certificates representing such Senior Subordinated Notes, or transfer ownership of such Senior Subordinated Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity) to the Company, (ii) present and deliver such Senior Subordinated Notes for transfer on the books of InSight, (iii) receive all benefits and otherwise exercise all rights and incidents of Beneficial Ownership with respect to such Senior Subordinated Notes and (iv) deliver to the Company and the Indenture Trustee this Letter of Transmittal as evidence of the undersigned’s consent to the proposed Amendments in respect of the Senior Subordinated Notes and as certification that the minimum tender condition has been satisfied, all in accordance with the terms of the Exchange Offer and Consent Solicitation. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned is the record owner of the Senior Subordinated Notes tendered; (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Senior Subordinated Notes; and (iii) when such Senior Subordinated Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Senior Subordinated Notes tendered for exchange hereby.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Senior Subordinated Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Senior Subordinated Notes for exchange are irrevocable unless it is a tender by a holder who has entered into a lockup agreement with the Company which may be withdrawn in connection with such holder’s termination of its obligations thereunder. In the event of such a withdrawal the tender must be withdrawn prior to 11:59 p.m., New York City time, on the Tender Expiration Date. See “The Exchange Offer and Consent Solicitation” in the Prospectus and Solicitation Statement. Any Senior Subordinated Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box below entitled “Special Delivery Instructions” as promptly as practicable after the Tender Expiration Date.

THE UNDERSIGNED ACKNOWLEDGES THAT ANY REGISTERED HOLDER OF SENIOR SUBORDINATED NOTES WHO HAS CONSENTED TO THE PROPOSED AMENDMENTS MAY NOT REVOKE SUCH CONSENT

UNLESS SUCH HOLDER WITHDRAWS THE SENIOR SUBORDINATED NOTES TENDERED FOR EXCHANGE IN CONNECTION WITH SUCH HOLDER’S TERMINATION OF ITS OBLIGATIONS UNDER THE LOCKUP AGREEMENT.

The undersigned acknowledges that the Company’s acceptance of Senior Subordinated Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus and Solicitation Statement entitled “The Exchange Offer and Consent Solicitation” and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.

Unless otherwise indicated in the box below entitled “Special Issuance Instructions,” please return any Senior Subordinated Notes not tendered or not accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box below entitled “Special Delivery Instructions,” please mail any certificates for Senior Subordinated Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the common stock issued in exchange for the Senior Subordinated Notes accepted for exchange in the name(s) of, and return any Senior Subordinated Notes not tendered for exchange or not exchanged to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Senior Subordinated Notes from the name of the holder of Senior Subordinated Notes thereof if the Company does not accept for exchange any of the Senior Subordinated Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Senior Subordinated Notes.

Except as stated in the Prospectus and Solicitation Statement, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus and Solicitation Statement, this tender for exchange of Senior Subordinated Notes is irrevocable.

By signing this letter each holder hereby authorizes the solicitation and information agent or its nominee, as the case may be, to complete and sign a ballot accepting the prepackaged plan in the event that such holder tenders its Senior Subordinated Notes pursuant to this letter and does not otherwise submit a ballot with respect to the Prepackaged Plan.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the common stock issued in exchange for Senior Subordinated Notes or the Senior Subordinated Notes not accepted for exchange are to be issued in the name of someone other than the registered holder of the Senior Subordinated Notes whose name(s) appear(s) above.

Issue: ☐	Senior Subordinated Notes not exchanged to:

☐	Common stock to:

Name:
(Please Print)

Address:

Zip Code

(Tax Identification or Social Security No.)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the common stock or the Senior Subordinated Notes not accepted for exchange are to be sent to someone other than the registered holder of the Senior Subordinated Notes whose name(s) appear(s) above, or to such registered holder at an address other than the address shown above.

Issue: ☐	Senior Subordinated Notes not exchanged to:

☐	Common stock to:

Name:
(Please Print)

Address:

Zip Code

(Tax Identification or Social Security No.)

The undersigned, by completing the box entitled “Description of Senior Subordinated Notes Tendered” above and signing this letter, will be deemed to have tendered the Senior Subordinated Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Senior Subordinated Notes hereby tendered or in whose name Senior Subordinated Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 5.

(SIGNATURE(S) OF HOLDER(S))

Date

Name(s)
(PLEASE PRINT)

Capacity (full title)

Address
(INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Date

Name

Title

Name of Firm

Address of Firm
(INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF
THE EXCHANGE OFFER AND CONSENT SOLICITATION

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Senior Subordinated Notes entered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Senior Subordinated Notes are tendered for the account of an Eligible Guarantor Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2. Delivery of This Letter of Transmittal and Senior Subordinated Notes: Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by holders of Senior Subordinated Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by guaranteed delivery set forth in the section of the Prospectus and Solicitation Statement entitled “The Exchange Offer and Consent Solicitation.” Certificates for all physically tendered Senior Subordinated Notes as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, or any timely confirmation of a book-entry transfer (a “Book-Entry Confirmation”) must be received by the Exchange Agent prior to 11:59 p.m., New York City time, on the Tender Expiration Date. Holders of Senior Subordinated Notes who elect to tender Senior Subordinated Notes and (i) whose Senior Subordinated Notes are not immediately available, (ii) who cannot deliver the Senior Subordinated Notes, this Letter of Transmittal or other required documents or (iii) who cannot complete a Book-Entry Confirmation on a timely basis, may deliver their Senior Subordinated Notes according to the guaranteed delivery procedures set forth in the Prospectus and Solicitation Statement. Holders may have such tender effected if: (a) such tender is made through an Eligible Guarantor Institution and (b) prior to 11:59 p.m., New York City time, on the Tender Expiration Date, the Exchange Agent has received from such Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, or a properly transmitted agent’s message (as such term is defined in the Prospectus and Solicitation Statement) relating to the guaranteed delivery procedure, setting forth the name and address of the holder of such Senior Subordinated Notes and the principal amount of Senior Subordinated Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Tender Expiration Date, this Letter of Transmittal (or facsimile hereof), together with the certificate(s) representing such Senior Subordinated Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Guarantor Institution with the Exchange Agent.

THE METHOD OF DELIVERY OF SENIOR SUBORDINATED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED IN ALL CASES. SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE TENDER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY SENIOR SUBORDINATED NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Senior Subordinated Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or by effecting a Book-Entry Confirmation or guaranteed delivery, waive any right to receive notice of the acceptance of their Senior Subordinated Notes for exchange.

3. Tenders Irrevocable; Withdrawals.  Once made, a tender of Senior Subordinated Notes may not be withdrawn or revoked at any time, unless it is a tender by a holder who has entered into a lockup agreement with the Company which may be withdrawn in connection with such holder’s termination of its obligations thereunder. In the event of such a withdrawal the tender must be withdrawn prior to 11:59 p.m., New York City time, on the Tender Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Senior Subordinated Notes must (i) specify the name of the person who tendered the Senior Subordinated Notes to be withdrawn, (ii) identify the Senior Subordinated Notes to be withdrawn (including the certificate number or numbers, if any, and aggregate principal amount of such Senior Subordinated Notes), and (iii) be signed by the holder of Senior Subordinated Notes in the same manner as the original signature on the Letter of Transmittal by which such Senior Subordinated Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Senior Subordinated Notes so withdrawn will therefore be deemed not validly tendered for purposes of the Exchange Offer and no common stock will be issued with respect thereto unless the Senior Subordinated Notes so withdrawn are validly retendered. Properly withdrawn Senior Subordinated Notes may be retendered by following the procedures described in the section of the Prospectus and Solicitation Statement entitled “The Exchange Offer and Consent Solicitation — Procedures for Tendering Your Senior Subordinated Notes, and Delivering Your Consent to the Proposed Amendments” at any time prior to 11:59 p.m., New York City time, on the Tender Expiration Date.

4. Partial Tenders By Nominees Only.  Tenders of Senior Subordinated Notes will be accepted only in integral multiples of $1,000 principal amount, except that if all of the Senior Subordinated Notes of a tendering holder are tendered, the entire outstanding amount of Senior Subordinated Notes held by such holder, even if not a multiple of $1,000, may be accepted. Partial tenders of Senior Subordinated Notes for exchange will be accepted by the Exchange Agent on the basis of a representation and warranty, that shall be deemed to have been made at the time of the tender by the record owner, that the portion of Senior Subordinated Notes not tendered is held by the record owner only in the capacity as nominee of a Beneficial Owner that has elected not to tender any Senior Subordinated Notes. No partial tenders for exchange by a Beneficial Owner will be accepted by the Exchange Agent unless a tender of such Beneficial Owner’s Senior Subordinated Notes would result in such Beneficial Owner receiving more than 35% of the outstanding shares of the Common Stock of the Company.

5. Signatures on This Letter of Transmittal, Assignment and Endorsements.

(a) The signature(s) of the registered holder(s) of Senior Subordinated Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Senior Subordinated Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Senior Subordinated Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Senior Subordinated Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the registered holder of the Senior Subordinated Notes listed and transmitted hereby, no endorsements of Senior Subordinated Notes or bond powers are required. If, however, Senior Subordinated Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the registered holder of Senior Subordinated Notes, then the Senior Subordinated Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Senior Subordinated Notes appear(s) on the Senior Subordinated Notes. Signatures on such Senior Subordinated Notes or bond powers must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

(e) If this Letter of Transmittal or Senior Subordinated Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Senior Subordinated Notes listed, the Senior Subordinated Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Senior Subordinated Notes appear(s) on the certificates. Signatures on such Senior Subordinated Notes or bond powers must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

6. Transfer Taxes.  Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the exchange of Senior Subordinated Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Senior Subordinated Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7. Special Issuance and Delivery Instructions.  If the common stock is to be issued, or if any Senior Subordinated Notes not tendered or accepted for exchange are to be issued or sent to someone other than the holder of Senior Subordinated Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Senior Subordinated Notes tendering Senior Subordinated Notes by Book-Entry Confirmation may request that Senior Subordinated Notes not accepted be credited to such account maintained at DTC as such holder of Senior Subordinated Notes may designate.

8. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Senior Subordinated Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Senior Subordinated Notes not properly tendered or any Senior Subordinated Notes that the Company’s acceptance of would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender for exchange as to any particular Senior Subordinated Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Senior Subordinated Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities with respect to tenders of Senior Subordinated Notes for exchange, nor shall any of them incur any liability for failure to give such notice. Tenders of Senior Subordinated Notes will not be deemed to have been made until all defects or irregularities have been cured or waived. Any Senior Subordinated Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Tender Expiration Date.

9. Waiver of Conditions.  The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus and Solicitation Statement.

10. Requests for Information or Additional Copies.  Questions, requests for information or for additional copies of the Prospectus and Solicitation Statement and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal or to CapitalBridge, the Solicitation and Information Agent for the Exchange Offer, at the address and telephone number set forth above. Additional copies of the Prospectus and Solicitation Statement may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR BOOK-ENTRY CONFIRMATION OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE TENDER EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a holder of Senior Subordinated Notes whose tendered Senior Subordinated Notes are accepted for exchange may be subject to backup withholding tax at a rate of 28% with respect to payments by the Exchange Agent pursuant to the Exchange Offer unless such holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding; (ii) provides its correct taxpayer identification number (“TIN”) and certifies that the TIN provided is correct (or that such holder is awaiting a TIN); or (iii) certifies that it is not currently subject to backup withholding or certifies as to its non-United States status. If such holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9, in the case of a U.S. holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such holder’s TIN on the Substitute Form W-9, if applicable, may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and payments that are made to such tendering holder with respect to Senior Subordinated Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is so checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all such payments until a TIN is provided to the Exchange Agent. A tendering holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received. In order for a foreign holder to qualify as an exempt recipient, that holder should submit an IRS Form W-8 BEN or W-8 ECI, signed under penalties of perjury, attesting to that holder’s status. Such forms can be obtained from the Exchange Agent. Tendering holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

Failure to provide the information on the form may subject tendering holders to 28% United States federal income tax withholding on any payments made to the holders. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the SOCIAL
SECURITY number
For this type of account:		of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account.(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)
6.	Sole proprietorship or single-member LLC	The owner(3)

Give the SOCIAL
SECURITY number
For this type of account:		of:
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

An international organization or any agency or instrumentality thereof.

A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

A corporation.

A financial institution.

A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

A real estate investment trust.

A common trust fund operated by a bank under Section 584(a).

An entity registered at all times during the tax year under the Investment Company Act of 1940.

A middleman known in the investment community as a nominee or custodian.

A futures commission merchant registered with the Commodity Futures Trading Commission.

A foreign central bank of issue.

A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

Payments to nonresident aliens subject to withholding under Section 1441.

Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

Payments of patronage dividends not paid in money.

Payments made by certain foreign organizations.

Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

Payments described in Section 6049(b)(5) to nonresident aliens.

Payments on tax-free covenant bonds under Section 1451.

Payments made by certain foreign organizations.

Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX ON THE FORM THAT STATES “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1)	Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

PAYER’S NAME: INSIGHT HEALTH SERVICES HOLDINGS CORP.

Name
Business name, if different from above
Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other _ _		☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, state, and Zip Code
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Payer’s Request for Taxpayer Identification Number (TIN)
Part 2 — Certification —
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Part 3 — Awaiting TIN ☐
Certificate instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	Signature: _ _	Date: _ _

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, CURRENTLY AT THE RATE OF 28%, WITH RESPECT TO ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number (“TIN”) has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within 60 days, all reportable payments made to me thereafter will be subject to withholding, currently at the rate of 28%, until I provide a TIN.

Signature	Date